Exhibit 10.1

Execution Version

US 4941736v.10

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (this “First Amendment”), dated as of April 4, 2017 (the “First Amendment Effective Date”), is among WildHorse Resource Development Corporation, a Delaware corporation (the “Borrower”); each of the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.

The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 19, 2016 (as amended or otherwise modified from time to time pursuant to the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.	The Borrower has requested, among other things, to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the First Amendment Effective Date.
C.	The Lenders have agreed to redetermine and increase the Borrowing Base to $450,000,000 effective as of the First Amendment Effective Date.
D.

The Borrower has requested that Fifth Third Bank, Associated Bank, N.A., Compass Bank and Canadian Imperial Bank of Commerce, New York Branch (each, a “New Lender” and, collectively, the “New Lenders”), become Lenders under the Credit Agreement with a Maximum Credit Amount and an Elected Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

E.

Subject to and upon the terms and conditions set forth herein, the undersigned Lenders have agreed to enter into this First Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement, as amended hereby.

Section 2.Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1Amendments to Section 1.02.

(a) The following definitions are hereby amended and restated as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment and as the same may be further amended, modified, supplemented or restated from time to time.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of April 4, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Net Debt” means, at any time, (a) all Debt of the Borrower and the Consolidated Restricted Subsidiaries (other than any Debt comprised of contingent obligations in respect of undrawn Letters of Credit), minus (b) the aggregate amount of cash and Cash Equivalents (other than Excluded Cash, except to the extent such Excluded Cash consists of cash collateral held by the Administrative Agent pursuant to this Agreement or any other Loan Document or is in an account subject to an Account Control Agreement, in each case, excluding any cash and Cash Equivalents being held to cash collateralize or otherwise backstop a Letter of Credit) of the Borrower and the Consolidated Restricted Subsidiaries.

2.2Amendment to Section 9.01(a).  Section 9.01(a) is hereby amended to read in its entirely as follows:

“(a) Leverage Ratio.  The Borrower will not, as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2017, permit the Borrower’s ratio of (i) (A) if there are no Loans outstanding on such date, Net Debt, or (B) if there are Loans outstanding on such date, Total Debt to (ii) Consolidated EBITDAX for the Rolling Period ending on such date (the “Leverage Ratio”) to be greater than 4.00 to 1.00.”

2.3Replacement of Annex I.

(a)Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.  After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (i) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (ii) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this First Amendment) and (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the aggregate Revolving Credit Exposure of all Lenders.

(b)The Administrative Agent, the Issuing Banks and the Borrower hereby consent to the reallocations and assignments pursuant to this Section 2.3 and waive the delivery of an Assignment and Assumption and any other condition (other than the delivery by each New Lender of an Administrative Questionnaire) to the effectiveness of the foregoing reallocations and assignments.  The Administrative Agent hereby consents to a one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable pursuant to Section 12.04(b)(ii)(C) as a result of the assignment provided for herein.  Each existing Lender waives any break-funding payments otherwise payable under Section 5.02 in connection with the repayment of any Loans in accordance with this Section 2.3.

Section 3.Aggregate Elected Commitment Amounts.  Pursuant to Section 2.06(c), the Aggregate Elected Commitment Amounts shall be increased to $450,000,000, effective as of the First Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that each New Lender shall be deemed to have executed and delivered Exhibit H attached to the Credit Agreement pursuant to the terms thereof.

Section 4.Borrowing Base Redetermination.  Pursuant to Section 2.07, the Administrative Agent and the Lenders agree that for the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $450,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f) or Section 8.12(c).  For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2017 Scheduled Redetermination and the next Scheduled Redetermination shall be the October 1, 2017 Scheduled Redetermination.

Section 5.New Lenders.  Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto.  Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.  Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6.Conditions Precedent.  The effectiveness of this First Amendment is subject to the following:

6.1The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment from the Borrower, each Guarantor and each Lender.

6.2The Administrative Agent shall have received an Administrative Questionnaire from each New Lender.

6.3The Administrative Agent shall have received from the Borrower a duly executed and notarized mortgages and/or mortgage supplements in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages and/or mortgage supplements, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a).

6.4The Administrative Agent shall have received from the Borrower title information setting forth the status of title to at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a).

6.5No Default or Borrowing Base Deficiency shall have occurred and be continuing as of the date hereof after giving effect to the terms of this First Amendment.

6.6The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lenders in connection with this First Amendment.

6.7The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted hereby.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 7.Miscellaneous.

7.1Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the First Amendment Effective Date, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2No Waiver.Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

7.3Ratification and Affirmation of Credit Parties.  Each Credit Party hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and its pledge of collateral under the Security Agreement and any of its obligations under the other Loan Documents to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Person contained in the Credit Agreement (as amended by this First Amendment) and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this First Amendment except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by reference to materiality, a Material Adverse Effect or similar qualification, in which case such representations and warranties shall be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Person of this First Amendment are within such

Person’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Person enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Default or Event of Default exists.

7.4Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this First Amendment.

7.5No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

7.6Governing Law.  This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7.7Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment in accordance with Section 12.03.

7.8Severability.  Any provision of this First Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.9Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 12.04).

7.10Loan Document.  This First Amendment shall constitute a “Loan Document” under and as defined in Section 1.02.

[Signature Pages Follow]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:

WILDHORSE RESOURCE DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

GUARANTORS:

WILDHORSE RESOURCES II, LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

ESQUISTO RESOURCES II, LLC, a Texas limited liability company

By: WildHorse Resource Development Corporation, its sole member

WHE ACQCO., LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, a Delaware limited liability company

By: WildHorse Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

OAKFIELD ENERGY LLC, a Delaware limited liability company

By: WildHorse Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

PETROMAX E&P BURLESON, LLC, a Texas limited liability company

By: Esquisto Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

BURLESON WATER RESOURCES, LLC, a Texas limited liability company

By: Esquisto Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Melina Mackey
Name:	Melina Mackey
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

BMO Harris BANK N.A., as Syndication Agent and a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

ING Capital LLC, as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

BOKF, N.A. DBA BANK OF TEXAS, as a Lender

By:	/s/ Martin W. Wilson
Name:	Martin W. Wilson
Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

COMPASS BANK, as a Lender

By:	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

Signature Page to First Amendment to Credit Agreement

WildHorse Resource Development Corporation

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	10.555555555555600%	$105,555,555.55	$47,500,000.00
BMO Harris Bank N.A.	10.555555555555600%	$105,555,555.55	$47,500,000.00
Bank of America, N.A.	8.777777777777780%	$87,777,777.78	$39,500,000.00
Barclays Bank PLC	8.777777777777780%	$87,777,777.78	$39,500,000.00
Citibank, N.A.	8.777777777777780%	$87,777,777.78	$39,500,000.00
Comerica Bank	8.777777777777780%	$87,777,777.78	$39,500,000.00
ING Capital LLC	8.777777777777780%	$87,777,777.78	$39,500,000.00
BOKF, N. A. DBA Bank of Texas	7.777777777777780%	$77,777,777.78	$35,000,000.00
Capital One National Association	7.777777777777780%	$77,777,777.78	$35,000,000.00
JPMorgan Chase Bank, N.A.	7.777777777777780%	$77,777,777.78	$35,000,000.00
Raymond James Bank, N.A.	2.777777777777780%	$27,777,777.78	$12,500,000.00
Associated Bank, N.A.	2.222222222222220%	$22,222,222.22	$10,000,000.00
Compass Bank	2.222222222222220%	$22,222,222.22	$10,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	2.222222222222220%	$22,222,222.22	$10,000,000.00
Fifth Third Bank	2.222222222222220%	$22,222,222.22	$10,000,000.00
TOTAL	100.00000000%	$1,000,000,000.00	$450,000,000.00

Annex I